SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2004

EQUITY OFFICE PROPERTIES TRUST
 (Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-13115 (Commission File Number)	36-4151656 (IRS Employer Identification Number)

2 North Riverside Plaza Suite 2100 Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

Completion of Issuance of $1,000,000,000 Aggregate Principal Amount of 4.750% Notes Due 2014

     On March 26, 2004, EOP Operating Limited Partnership, or EOP Partnership, issued $1,000,000,000 aggregate principal amount of 4.750% notes due 2014, which are fully and unconditionally guaranteed as to principal, make-whole amount, if any, and interest by Equity Office Properties Trust, or Equity Office. The notes were issued pursuant to an underwriting agreement dated as of March 23, 2004, a copy of which is attached to this form as Exhibit 1.1. A copy of the press release of Equity Office, dated March 26, 2004, is attached to this form as Exhibit 99.1 and, except for the last sentence thereof, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Attached as exhibits to this form are the documents listed below:

Exhibit	Document

1.1	Underwriting Agreement, dated March 23, 2004, by and among EOP Operating Limited Partnership, Equity Office Properties Trust and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., for themselves and as representatives of the other underwriters named on Schedule A thereto, as underwriters (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on March 26, 2004)

4.1	Indenture, dated August 29, 2000, by and between EOP Operating Limited Partnership and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association) (incorporated by reference to Exhibit 4.1 to EOP Operating Limited Partnership’s Registration Statement on Form S-3, as amended (SEC File No. 333-43530))

4.2	First Supplemental Indenture, dated June 18, 2001, among EOP Operating Limited Partnership, Equity Office Properties Trust and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association) (incorporated by reference to Exhibit 4.2 to Equity Office Properties Trust’s Registration Statement on Form S-3, as amended (SEC File No. 333- 58976))

4.3	$500,000,000 Note due March 15, 2014 and related Guarantee (another $500,000,000 Note due March 15, 2014 and related Guarantee, identical in all material respects to the Note incorporated herein by reference, has not been filed) (incorporated herein by reference to Exhibit 4.3 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on March 26, 2004)

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes and related Guarantees (incorporated herein by reference to Exhibit 5.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on March 26, 2004)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

99.1	Press Release (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on March 26, 2004)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

Date:	March 26, 2004	By: /s/ Marsha C. Williams Marsha C. Williams Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document

1.1	Underwriting Agreement, dated March 23, 2004, by and among EOP Operating Limited Partnership, Equity Office Properties Trust and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., for themselves and as representatives of the other underwriters named on Schedule A thereto, as underwriters (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on March 26, 2004)

4.1	Indenture, dated August 29, 2000, by and between EOP Operating Limited Partnership and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association) (incorporated by reference to Exhibit 4.1 to EOP Operating Limited Partnership’s Registration Statement on Form S-3, as amended (SEC File No. 333-43530))

4.2	First Supplemental Indenture, dated June 18, 2001, among EOP Operating Limited Partnership, Equity Office Properties Trust and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association) (incorporated by reference to Exhibit 4.2 to Equity Office Properties Trust’s Registration Statement on Form S-3, as amended (SEC File No. 333- 58976))

4.3	$500,000,000 Note due March 15, 2014 and related Guarantee (another $500,000,000 Note due March 15, 2014 and related Guarantee, identical in all material respects to the Note incorporated herein by reference, has not been filed) (incorporated herein by reference to Exhibit 4.3 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on March 26, 2004)

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes and related Guarantees (incorporated herein by reference to Exhibit 5.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on March 26, 2004)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

99.1	Press Release (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on March 26, 2004)

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